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                                                                  Exhibit 10.2.1

                               AMENDMENT NO. 1 TO
                 AMENDED AND RESTATED SERVICES AGREEMENT BETWEEN
                     MICROSOFT CORPORATION AND EXPEDIA, INC.

     THIS AMENDMENT NO. 1 (the "Amendment") is dated as of the 1st day of July, 2001 and is entered into by and among MICROSOFT CORPORATION, a Washington corporation ("Microsoft") and EXPEDIA, INC., a Washington corporation ("Expedia").

                                    RECITALS

A. On January 1, 2001, Microsoft and Expedia entered into an Amended and Restated Services Agreement relating to the provision of certain transition services to Expedia, which amended and restated a Services Agreement between the parties dated as of October 1, 1999 (the "Agreement").

B. Section 6.4 of the Agreement provides that the Agreement may be amended by an agreement in writing signed on behalf of both parties.

C. The parties now desire to amend the Agreement, as more particularly set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals of facts and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Attachment A, Corporate Services Block (US Only) shall be amended by adding the following:

     ---------------------------------------------------------------------------
     Service Area      Description of Service Provided      Pricing
     ---------------------------------------------------------------------------
     MS Library        Access to and use of MS Library      $1,800/month
                       materials by Expedia
     ---------------------------------------------------------------------------

2. Except as amended by this Amendment, the Agreement shall otherwise remain in full force and effect.

3. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have fixed their signatures as of the date first above written.

MICROSOFT CORPORATION                  EXPEDIA, INC.


By: /s/ Mark Jonas                     By: /s/ Mike Day
   ------------------------------         ------------------------------
Name:   Mark Jonas                     Name:   Michael Day
     ----------------------------           ----------------------------
Title:  Sr. Prog. Mgr. UI              Title:  V.P. Operations
      ---------------------------            ---------------------------


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